UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Enhanced Government Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Report to Stockholders

December 31, 2010

Annual Report

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(b) Disclosure

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Board. Under its Plan, the Fund will distribute all available invest-
ment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended
(the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of cap-
ital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount estab-
lished by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the
Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more com-
plete description of its risks.

Please refer to the Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a)
notices for the Fund are available on the BlackRock website http://www.blackrock.com.

2 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product
(“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the
Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underper-
formed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low.
Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	23.27%	15.06%
US small cap equities (Russell 2000 Index)	29.38	26.85
International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/share-
holdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter,
Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of December 31, 2010

Fund Overview

BlackRock Enhanced Government Fund, Inc.'s (EGF) (the “Fund”) investment objective is to provide shareholders with current income and gains. The
Fund seeks to achieve its investment objective by investing primarily in a portfolio of US Government securities and US Government Agency securities, including US Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writ-
ing (selling) call options on individual or baskets of US Government securities, US Government Agency securities or other debt securities held by the
Fund in an attempt to generate gains from option premiums.

No assurance can be given that the Fund’s investment objective will be acheived.

Performance

For the 12 months ended December 31, 2010, the Fund returned (3.54)% based on market price and 4.95% based on net asset value (“NAV”).
For the same period, the Fund’s benchmark, Citigroup Government/Mortgage Index, posted a total return of 5.59%. All returns reflect reinvestment of dividends and distributions. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s underweight positions relative to the benchmark in US Treasuries and government agency debt detracted from performance as these sectors rallied over most of the year when fears of a double-dip recession drove investors to safer assets. During the first half of the year, the call-writing strategy hampered performance as calls written on mortgages and interest rates lost value when Treasuries rallied. In addition, the Fund employed interest rate swaps to synthetically reduce the duration of its portfolio. As interest rates declined, the swaps lost value, negatively impacting performance. The negative impact of these positions dur-
ing the first half of the year was slightly offset toward the end of the year when the Treasury market sold off, pushing yields higher. Although spread sec-
tors saw significant volatility in 2010, they outperformed government sectors for the 12-month period overall. Spread sectors lost ground in the earlier part of the year, but rebounded strongly later in the year as investor fears abated and demand for yield rose sharply. The Fund benefited from its spread sector holdings, which included overweights in residential mortgage-backed securities and corporate debt as well as out-of-index allocations to com-
mercial mortgage-backed securities and asset-backed securities. In addition, the Fund’s yield curve-flattening bias contributed positively to overall per-
formance as interest rates declined over most of the year. The Fund engaged in financial futures contracts for purposes of managing risk related to duration and yield curve positioning, which overall was beneficial to performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange	EGF
Initial Offering Date	October 31, 2005
Yield on Closing Market Price as of December 31, 2010 ($15.51)[1]	6.19%
Current Monthly Distribution per share[2]	$0.08
Current Annualized Distribution per share[2]	$0.96
Leverage as of December 31, 2010[3]	28%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
3 Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	12/31/10	12/31/09	Change	High	Low
Market Price	$15.51	$17.07	(9.14)%	$17.09	$15.26
Net Asset Value	$16.40	$16.59	(1.15)%	$16.94	$16.34

The following chart shows the portfolio composition and credit quality allocation of the Fund’s long-term investments:

Portfolio Composition
	12/31/10	12/31/09
U.S. Government Sponsored
Agency Securities	54%	63%
U.S. Treasury Obligations	33	18
Non-Agency Mortgage-Backed
Securities	6	11
Preferred Securities	4	4
Asset-Backed Securities	2	2
Taxable Municipal Bonds	1	1
Foreign Agency Obligations	—	1

Credit Quality Allocations[4]
	12/31/10 12/31/09
AAA/Aaa[5]	91%	90%
AA/Aa	3	3
A	2	3
BBB/Baa	3	3
CCC/Caa	1	1

4 Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
5 Includes U.S. Government Sponsored Agency Securities and U.S. Treasury
Obligations, which are deemed AAA/Aaa by the investment advisor.

4 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV.
However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings by entering into reverse repurchase agreements and Treasury rolls. In general, the con-
cept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the
Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage)
are invested in higher-yielding portfolio investments, the Fund’s share-
holders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped;
that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 mil-
lion and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term secu-
rities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the
Fund’s total portfolio of $130 million earns income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In con-
trast, the redemption value of the Fund’s debt securities do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if lever-
age had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The
Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of lever-
age may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by sharehold-
ers and may reduce income.

Under the Investment Company Act of 1940, the Fund is permitted to borrow up to 33 1 / 3 % of total managed assets. As of December 31, 2010, the Fund had economic leverage of 28% from reverse repurchase agree-
ments as a percentage of its total of managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including finan-
cial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counter-
party to the transaction or illiquidity of the derivative instrument. The

Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 5

Schedule of Investments December 31, 2010 (Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities (a)	(000)	Value
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF2, Class M2,
0.70%, 3/25/35	$ 3,220	$ 2,949,906
GSAA Home Equity Trust, Series 2005-1, Class AF2,
4.32%, 11/25/34	447	449,960
Securitized Asset-Backed Receivables LLC Trust:
Series 2005-0P1, Class M2, 0.71%, 1/25/35	2,000	1,503,470
Series 2005-OP2, Class M1, 0.69%, 10/25/35	1,025	512,696
Soundview Home Equity Loan Trust,
Series 2007-OPT5, Class 2A2, 1.21%, 10/25/37	2,500	1,511,953
Total Asset-Backed Securities — 3.6%		6,927,985
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.5%
Bank of America Mortgage Securities Inc.,
Series 2003-J, Class 2A1, 3.22%, 11/25/33 (a)	326	316,117
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, 0.63%, 11/25/34 (a)	429	356,843
CS First Boston Mortgage Securities Corp.,
Series 2005-11, Class 6A5, 6.00%, 12/25/35	781	742,139
Countrywide Alternative Loan Trust,
Series 2006-41CB, Class 2A17, 6.00%, 1/25/37	1,100	952,080
Homebanc Mortgage Trust, Series 2005-4,
Class A1, 0.53%, 10/25/35 (a)	1,682	1,260,334
Thornburg Mortgage Securities Trust (a):
Series 2006-6, Class A1, 0.37%, 11/25/46	1,552	1,530,340
Series 2007-2, Class A2A, 0.39%, 6/25/37	1,108	1,075,898
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR7, Class A1, 2.79%, 8/25/35 (a)	359	356,696
		6,590,447
Commercial Mortgage-Backed Securities — 5.1%
Bear Stearns Commercial Mortgage Securities,
Series 2001-T0P2, Class A2, 6.48%, 2/15/35	696	698,903
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A2, 5.81%, 12/10/49 (a)	3,250	3,371,238
Credit Suisse Mortgage Capital Certificates,
Series 2007-C5, Class A2, 5.59%, 9/15/40	3,400	3,500,736
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A2, 5.32%, 2/15/40	2,000	2,050,808
		9,621,685
Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5,
Class 1A7, 6.00%, 5/25/37	510	58,466
Total Non-Agency Mortgage-Backed Securities — 8.6%		16,270,598

	Par
Preferred Securities	(000)	Value
Capital Trusts
Diversified Financial Services — 1.1%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	$ 2,000	$ 1,992,198
Electric Utilities — 1.0%
PPL Capital Funding, 6.70%, 3/30/67 (a)	2,000	1,960,000
Insurance — 1.3%
The Allstate Corp., 6.50%, 5/15/67 (a)	2,000	2,005,000
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)	504	491,400
		2,496,400
Total Capital Trusts — 3.4%		6,448,598
Trust Preferreds	Shares
Capital Markets — 1.0%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	1,874,948
Media — 1.1%
Comcast Corp., 6.63%, 5/15/56	80,000	2,018,357
Total Trust Preferreds — 2.1%		3,893,305
Total Preferred Securities — 5.5%		10,341,903
	Par
Taxable Municipal Bonds	(000)
State of California, GO, Various Purpose 3,
Mandatory Put Bonds, 5.65%, 4/01/39 (a)	$ 1,680	1,774,584
Total Taxable Municipal Bonds — 0.9%		1,774,584
U.S. Government Sponsored Agency Securities
Agency Obligations — 3.4%
Fannie Mae, 5.25%, 8/01/12	2,460	2,628,016
Federal Farm Credit Bank, 4.55%, 6/08/20	3,500	3,778,463
		6,406,479
Collateralized Mortgage Obligations — 11.5%
Ginnie Mae Mortgage-Backed Securities, Class C (a):
Series 2005-87, 5.33%, 9/16/34	10,000	11,062,550
Series 2006-3, 5.24%, 4/16/39	10,000	10,762,793
		21,825,343

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the	GO	General Obligation Bonds
names and descriptions of many of the securities have been abbreviated according	LIBOR	London InterBank Offered Rate
to the following list:

See Notes to Financial Statements.

6 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)	Value
Interest Only Collateralized Mortgage Obligations — 0.6%
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-30, Class IO, 0.80%, 5/16/46	$ 8,048	$ 292,860
Series 2007-20, Class SA, 5.69%, 4/20/37	1,830	191,764
Series 2007-40, Class SN, 6.23%, 7/20/37	2,120	287,216
Series 2008-7, Class SA, 3.14%, 2/20/38	3,813	439,041
		1,210,881
Mortgage-Backed Securities — 62.1%
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/24 – 1/01/41 (c)	8,966	9,244,258
4.50%, 4/01/39 – 8/01/40	22,735	23,429,318
4.68%, 2/01/13	5,111	5,280,380
5.00%, 11/01/33 – 2/01/40 (d)	21,916	23,170,530
5.24%, 4/01/12 (d)	7,939	8,194,546
5.50%, 7/01/17 – 1/15/41 (c)(d)(e)	29,711	31,976,511
5.71%, 2/01/12	2,466	2,554,057
6.00%, 2/01/36 – 3/01/38	12,130	13,205,938
Freddie Mac Mortgage-Backed Securities,
4.50%, 5/01/34	796	822,166
Ginnie Mae Mortgage-Backed Securities,
5.00%, 11/15/35	30	32,340
		117,910,044
Total U.S. Government Sponsored
Agency Securities — 77.6%		147,352,747
U.S. Treasury Obligations
U.S. Treasury Bonds:
4.63%, 2/15/40 (d)	8,495	8,898,512
4.38%, 5/15/40 (f)	10,000	10,048,400
3.88%, 8/15/40 (f)	12,000	11,053,128
U.S. Treasury Notes:
0.50%, 11/15/13	5,225	5,157,645
1.88%, 6/30/15 (f)	29,125	29,241,034
1.38%, 11/30/15	1,325	1,287,631
2.50%, 6/30/17 (f)	18,000	17,915,625
2.63%, 8/15/20 (d)	4,000	3,792,188
2.63%, 11/15/20 (f)	5,000	4,716,405
Total U.S. Treasury Obligations — 48.5%		92,110,568
Total Long-Term Investments
(Cost — $271,583,683) — 144.7%		274,778,385
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (g)(h)	13,611,942	13,611,942
Total Short-Term Securities
(Cost — $13,611,942) — 7.2%		13,611,942
Total Investments Before Options Written
(Cost — $285,195,625*) — 151.9%		288,390,327

	Notional
	Amount
Options Written	(000)	Value
Over-the-Counter Call Swaptions — (0.4)%
Pay a fixed rate of 0.87% and receive a floating
rate based on 3-month LIBOR, Expires 1/27/11,
Broker Citibank NA	$ 25,000	$ (51,000)
Pay a fixed rate of 2.25% and receive a floating
rate based on 3-month LIBOR, Expires 1/27/11,
Broker Citibank NA	40,000	(285,640)
Pay a fixed rate of 3.45% and receive a floating
rate based on 3-month LIBOR, Expires 1/27/11,
Broker Citibank NA	20,000	(263,220)
Pay a fixed rate of 4.20% and receive a floating
rate based on 3-month LIBOR, Expires 1/27/11,
Broker Citibank NA	5,000	(138,865)
Total Options Written
(Premiums Received — $380,000) — (0.4)%		(738,725)
Total Investments, Net of Options Written — 151.5%		287,651,602
Liabilities in Excess of Other Assets — (51.5)%		(97,733,423)
Net Assets — 100.0%		$189,918,179

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$285,196,690
Gross unrealized appreciation	$ 8,620,148
Gross unrealized depreciation	(5,426,511)
Net unrealized appreciation	$ 3,193,637

(a) Variable rate security. Rate shown is as of report date.
(b) Security exempt from registration under Rule 144A of the Securities Act of
1933. This security may be resold in transactions exempt from registration to qualified institutional investors.
(c) Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Unrealized
	Market	Appreciation
Counterparty	Value	(Depreciation)
CitiGroup Global Markets, Inc.	$ 855,875	$ 3,502
Deutsche Bank Securities, Inc.	$ 1,925,719	$ 3,345
Goldman Sachs & Co.	$ 1,193,626	$(14,999)
JP Morgan Securities, Inc.	$ 62,860	$ 4,643
Morgan Stanley & Co., Inc.	$ 1,069,844	$ (36)

(d) All or a portion of security has been pledged as collateral in connection with swaps.
(e) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(g) Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 7

Schedule of Investments (continued)

(h) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at		Shares Held at
	December 31,		December 31,
Affiliate	2009	Net Activity	2010	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	2,181,318	11,430,624	13,611,942	$ 8,357

•Financial futures contracts purchased as of December 31, 2010 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)
1	Euro-Dollar	Chicago
	Future	Mercantile	June 2011	$248,715	$ 185
1	Euro-Dollar	Chicago
	Future	Mercantile	September 2011 $248,515		97
1	Euro-Dollar	Chicago
	Future	Mercantile	December 2011 $248,415		(240)
1	Euro-Dollar	Chicago
	Future	Mercantile	March 2012	$248,053	(428)
1	Euro-Dollar	Chicago
	Future	Mercantile	June 2012	$247,615	(665)
1	Euro-Dollar	Chicago
	Future	Mercantile	September 2012 $247,153		(890)
Total					$ (1,941)

•Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Credit Suisse
Securities
(USA) LLC	0.13%	9/02/10	Open	$12,383,387	$ 12,375,000
Barclays
Capital, Inc.	0.25%	11/01/10	Open	30,411,986	30,399,219
Barclays
Capital, Inc.	0.26%	11/01/10	Open	10,330,907	10,326,750
Credit Suisse
Securities
(USA) LLC	0.29%	11/01/10	Open	17,267,330	17,260,000
Credit Suisse
Securities
(USA) LLC	0.02%	11/18/10	Open	4,867,195	4,868,750
Total				$75,260,805 $ 75,229,719

•Interest rate swaps outstanding as of December 31, 2010 were as follows:

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)
0.83%[1]	3-month	Deutsche
	LIBOR	Bank AG	12/15/12	$ 25,000	$ 27,758
4.63%[2]	3-month	Deutsche
	LIBOR	Bank AG	3/18/13	$ 50,000	(4,083,306)
5.71%[2]	3-month	Deutsche
	LIBOR	Bank AG	6/22/17	$ 25,000	(4,581,579)
5.96%[2]	3-month	Deutsche
	LIBOR	Bank AG	12/27/37	$ 23,900	(7,430,629)
Total					$(16,067,756)

1 Pays floating interest rate and receives fixed rate.
2 Pays fixed interest rate and receives floating rate.
•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of invest-
ments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

8 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Schedule of Investments (concluded)

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$ 6,927,985		—	$ 6,927,985
Non-Agency Mortgage-Backed
Securities	—	16,270,598		—	16,270,598
Preferred Securities	$ 3,893,306	6,448,597		—	10,341,903
Taxable Municipal Bonds	—	1,774,584		—	1,774,584
U.S. Government Sponsored
Agency Securities	—	147,352,747		—	147,352,747
U.S. Treasury Obligations	—	92,110,568		—	92,110,568
Short-Term Securities:
Money Market Fund	13,611,942	—		—	13,611,942
Total	$ 17,505,248	$ 270,855,079		—	$ 288,390,327
	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3		Total
Assets:
Interest rate contracts	$ 282	$ 27,758		—	$ 28,040
Liabilities:
Interest rate contracts	(2,223)	(16,834,239)		—	(16,836,462)
Total	$ (1,941)	$ (16,806,481)		—	$ (16,808,422)

1 Derivative financial instruments are financial futures contracts, swaps and options written. Financial futures con-
tracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-	Non-Agency
	Backed	Mortgage-Backed
	Securities	Securities	Total
Assets:
Balance, as of
December 31, 2009	$ 1,255,800	$ 1,279,621	$ 2,535,421
Accrued discounts/premium	—	(34,847)	(34,847)
Net realized gain (loss)	—	(4,884)	(4,884)
Net change in unrealized
appreciation/depreciation[2] .	1,694,106	271,331	1,965,437
Purchases	—	—	—
Sales	—	(500,675)	(500,675)
Transfers in3	—	—	—
Transfers out[3]	(2,949,906)	(1,010,546)	(3,960,452)
Balance, as of
December 31, 2010	—	—	—

2 Included in the related change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/
depreciation on securities still held at December 31, 2010 was $0.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Interest Rate
Contracts
Liabilities:
Balance, as of December 31, 2009	$(129,697)
Accrued discounts/premium	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation	129,697
Purchases	—
Sales	—
Transfers in3	—
Transfers out[3]	—
Balance, as of December 31, 2010	—

3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 9

Statement of Assets and Liabilities

December 31, 2010
Assets
Investments at value — unaffiliated (cost — $271,583,683)	$ 274,778,385
Investments at value — affiliated (cost — $13,611,942)	13,611,942
Unrealized appreciation on swaps	27,758
Cash	75,000
Foreign currency at value (cost — $2,045)	2,139
Interest receivable	1,364,018
Investments sold receivable	403,627
Swaps receivable	89,755
Margin variation receivable	888
Swaps premiums paid	84
Prepaid expenses	12,669
Total assets	290,366,265
Liabilities
Reverse repurchase agreements	75,229,719
Options written at value (premiums received — $380,000)	738,725
Unrealized depreciation on swaps	16,095,514
Investments purchased payable	6,424,739
Income dividends payable	926,285
Swaps payable	753,686
Investment advisory fees payable	204,523
Interest expense payable	31,086
Other affiliates payable	1,227
Swap premiums received	986
Officer’s and Directors' fees payable	784
Other accrued expenses payable	40,812
Total liabilities	100,448,086
Net Assets	$ 189,918,179
Net Assets Consist of
Paid-in capital	$ 206,114,418
Distributions in excess of net investment income	(926,285)
Accumulated net realized loss	(2,036,328)
Net unrealized appreciation/depreciation	(13,233,626)
Net Assets	$ 189,918,179
Net Asset Value
Based on net assets of $189,918,179 and 11,578,569 shares outstanding, 200 million shares authorized, $0.10 par value	$ 16.40

See Notes to Financial Statements.

10 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Statement of Operations

Year Ended December 31, 2010
Investment Income
Interest	$ 9,940,856
Income — affiliated	8,357
Total income	9,949,213
Expenses
Investment advisory	1,991,195
Professional	56,169
Printing	54,495
Repurchase offer	46,783
Accounting services	38,923
Transfer agent	29,260
Officer and Directors	21,781
Custodian	19,231
Registration	9,330
Miscellaneous	49,850
Total expenses excluding interest expense	2,317,017
Interest expense	73,259
Total expenses	2,390,276
Less fees waived by advisor	(3,436)
Total expenses after fees waived	2,386,840
Net investment income	7,562,373
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,267,919
Financial futures contracts	4,049,073
Swaps	(5,371,085)
Options written	(2,135,590)
Foreign currency transactions	(67,850)
742,467
Net change in unrealized appreciation/depreciation on:
Investments	2,828,066
Financial futures contracts	2,008,533
Swaps	(2,861,590)
Options written	(1,034,775)
Foreign currency transactions	94
940,328
Total realized and unrealized gain	1,682,795
Net Increase in Net Assets Resulting from Operations	$ 9,245,168

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 11

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 7,562,373	$ 7,798,013
Net realized gain (loss)	742,467	(9,222,548)
Net change in unrealized appreciation/depreciation	940,328	24,727,118
Net increase in net assets resulting from operations	9,245,168	23,302,583
Dividends and Distributions to Shareholders From
Net investment income	(9,384,900)	(3,097,770)
Net realized gain	—	(11,777,088)
Tax return of capital	(2,167,679)	(1,826,941)
Decrease in net assets resulting from dividends and distributions to shareholders	(11,552,579)	(16,701,799)
Capital Share Transactions
Reinvestment of dividends and distributions	534,151	1,663,404
Net redemption of shares resulting from a repurchase offer (including $56,745 and $12,156 repurchase fees, respectively)	(2,780,508)	(595,623)
Net increase (decrease) in net assets derived from capital share transactions	(2,246,357)	1,067,781
Net Assets
Total increase (decrease) in net assets	(4,553,768)	7,668,565
Beginning of year	194,471,947	186,803,382
End of year	$ 189,918,179	$ 194,471,947
Distributions in excess of net investment income	$ (926,285)	$ (1,230,455)

See Notes to Financial Statements.

12 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Statement of Cash Flows

Year Ended December 31, 2010
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$ 9,245,168
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(261,629)
Increase in swaps receivable	(80,277)
Increase in margin variation receivable	(888)
Decrease in prepaid expenses	34,405
Increase in investment advisory fees payable	41,478
Increase in interest expense payable	30,430
Increase in other affiliates payable	255
Increase in other accrued expenses payable	10,228
Decrease in margin variation payable	(233,155)
Decrease in swaps payable	(20,528)
Increase in Officer's and Directors' fees payable	233
Net periodic and termination payments of swaps	(481,438)
Net realized and unrealized loss on investments and options	21,944
Amortization of premium and accretion of discount on investments	448,016
Premiums received from options written	4,176,297
Proceeds from sales and paydowns of long-term investments	414,104,266
Purchases of long-term investments	(458,553,240)
Net proceeds from sales of short-term securities	(11,430,624)
Premiums paid to close options written	(7,166,681)
Cash used for operating activities	(50,115,740)
Cash Provided by Financing Activities
Net redemption of shares resulting from a repurchase offer	(2,780,508)
Cash receipts from borrowings	506,926,525
Cash payments on borrowings	(442,630,634)
Cash dividends paid to Common Shareholders	(11,322,598)
Cash provided by financing activities	50,192,785
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	94
Cash and Foreign Currency
Net increase in cash and foreign currency	77,139
Cash and foreign currency at beginning of year	—
Cash and foreign currency at end of year	$ 77,139
Cash Flow Information
Cash paid for interest	$ 42,829
Noncash Financing Activities
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$ 534,151

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 13

Financial Highlights

		Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 16.59	$ 16.03	$ 17.42	$ 18.50	$ 19.18
Net investment income[1]	0.64	0.67	0.97	0.84	0.78
Net realized and unrealized gain (loss)	0.16	1.32	(1.10)	(0.54)	(0.06)
Net increase (decrease) from investment operations	0.80	1.99	(0.13)	0.30	0.72
Dividends and distributions from:
Net investment income	(0.80)	(0.26)	(0.46)	(0.62)	(0.81)
Net realized gain	—	(1.01)	(0.80)	(0.76)	(0.03)
Tax return of capital	(0.19)	(0.16)	—	—	(0.56)
Total dividends and distributions	(0.99)	(1.43)	(1.26)	(1.38)	(1.40)
Capital charges with respect to issuance of shares	—	—	—	—	(0.00)[2]
Net asset value, end of year	$ 16.40	$ 16.59	$ 16.03	$ 17.42	$ 18.50
Market price, end of year	$ 15.51	$ 17.07	$ 16.57	$ 15.84	$ 18.54
Total Investment Return[3]
Based on net asset value	4.95%	12.68%	(0.73)%	2.39%	4.08%
Based on market price	(3.54)%	12.17%	12.85%	(7.10)%	10.59%
Ratios to Average Net Assets
Total expenses	1.22%	1.00%	1.07%	1.48%	1.01%
Total expenses after fees waived and paid indirectly	1.22%	0.99%	1.07%	1.48%	1.01%
Total expenses after fees waived and paid indirectly
and excluding interest expense	1.18%	0.99%	0.97%	1.00%	1.01%
Net investment income	3.87%	3.96%	5.40%	4.67%	4.18%
Supplemental Data
Net assets, end of year (000)	$ 189,918	$ 194,472	$ 186,803	$ 213,515	$ 235,975
Borrowings outstanding, end of year (000)	$ 75,230	$ 10,934	—	$ 20,697	—
Average borrowings outstanding during the year (000)	$ 40,046	$ 3,415	—	$ 17,823	—
Portfolio turnover	163%[4]	483%[5]	367%[6]	254%	76%
Asset coverage, end of year per $1,000	$ 3,525	$ 18,786	—	$ 11,316	—

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 137%.
5 Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 174%.
6 Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 212%.

See Notes to Financial Statements.

14 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, closed-end management investment company. The
Fund is organized as a Maryland corporation. The Fund's financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). The Fund values its bond invest-
ments on the basis of last available bid prices or current market quota-
tions provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from deal-
ers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mort-
gage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the secu-
rity, establish a benchmark yield and develop an estimated tranche spe-
cific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced ("TBA") commitments are val-
ued on the basis of last available bid prices or current market quota-
tions provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the oppo-
site effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 15

Notes to Financial Statements (continued)

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a num-
ber of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major dif-
ference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepay-
ment feature will have the effect of shortening the maturity of the secu-
rity. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instru-
mentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-
Through Certificates, which are solely the obligations of Freddie Mac and
Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obliga-
tions (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-
through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.
Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mort-
gages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the inter-
est (IOs) and principal (POs) distributions on a pool of mortgage assets.
The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated busi-
ness trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mort-
gage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securi-
ties must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

16 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Notes to Financial Statements (continued)

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-
backed securities and simultaneously contract to repurchase substan-
tially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund's port-
folio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll trans-
actions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date.
The Fund received cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll is accounted for as a secured borrowing and not as a purchase or sale.
The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the
Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repur-
chase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-
dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The
Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the pro-
ceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the
Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-
dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net invest-
ment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from
US GAAP.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund's US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 17

Notes to Financial Statements (continued)

there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the
Independent Directors in order to match its deferred compensation obli-
gations. Investments to cover the Fund's deferred compensation liability, if any, are included in other assets in the Statement of Assets and
Liabilities. Dividends and distributions from the BlackRock Closed-End
Fund investments under the plan, if any, are included in income —
affiliated in the Statement of Operations.

Other: Expenses directly related to the Fund are charged to that Fund.
Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfa-
vorable change in the market rates or values of the underlying instru-
ment or if the counterparty does not perform under the contract. The
Fund's maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premi-
ums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded finan-
cial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receiv-
ables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (inter-
est rate risk). Financial futures contracts are agreements between the
Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date.
Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the con-
tract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened

18 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Notes to Financial Statements (continued)

and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the move-
ments in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the
Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (interest rate risk)
and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the
Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement
(interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the
Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing trans-
action and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and
Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party's stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize)
over time.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 19

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of December 31, 2010
	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
	Liabilities Location	Value	Liabilities Location	Value
Net unrealized appreciation/
Interest rate contracts	Net unrealized		depreciation*; Unrealized depreciation
	appreciation/depreciation*	$ 28,040	on swaps; Options written at value	$ 16,836,462

* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

	The Effect of Derivative Instruments on the Statement of Operations
		Year Ended December 31, 2010
		Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options**	Foreign Currency Transactions
Interest rate contracts	$ 4,049,073	$(5,371,085)	$(2,170,017)	—
Foreign currency exchange contracts	—	—	—	$(86,252)
Total	$ 4,049,073	$(5,371,085)	$(2,170,017)	$(86,252)
	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options**
Interest rate contracts	$ 2,008,533	$(2,861,590)	$(1,031,794)

**Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	288
Average number of contracts sold	135
Average notional value of contracts purchased	$ 39,915,580
Average notional value of contracts sold	$ 21,102,347
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	1
Average US dollar amounts purchased	$ 342,498
Options:
Average number of option contracts purchased	17
Average number of option contracts written	187,500
Average notional value of option contracts purchased	$ 42,500
Average notional value of option contracts written	$ 18,750,000
Average number of swaption contracts written	3
Average notional value of swaption contracts written	$ 76,250,000
Interest rate swaps:
Average number of contracts-pays fixed rate	1
Average number of contracts-receives fixed rate	4
Average notional value-pays fixed rate	$ 1 3,513,158
Average notional value-receives fixed rate	$105,900,000

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the
Manager a monthly fee at an annual rate of 0.85% of the Fund's aver-
age daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Manager.
The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund's investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the
Manager $4,361 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

20 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were
$139,456,574 and $154,275,550, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2010, were $310,628,736 and
$260,230,672, respectively.

For the year ended December 31, 2010, purchases and sales of mort-
gage dollar rolls were $65,709,415 and $65,863,098, respectively.

Transactions in options written for the year ended December 31, 2010, were as follows:

		Calls
		Swaptions
	Options	Notional	Premiums
	Contracts	(000)	Received
Outstanding options, beginning
of year	500,000	$ 58,000	$ 822,494
Options written	2,250,000	865,000	4,176,297
Options expired	(1,000,000)	(420,000)	(2,066,688)
Options closed	(1,750,000)	(413,000)	(2,552,103)
Outstanding options, end of year	—	$ 90,000	$ 380,000
		Puts
		Swaptions
	Options	Notional	Premiums
	Contracts	(000)	Received
Outstanding options, beginning
of year	—	$8,000	$412,400
Options written	—	—	—
Options expired	—	—	—
Options closed	—	(8,000)	(412,400)
Outstanding options, end of year	—	—	—

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset value per share. The following permanent differences as of
December 31, 2010 attributable to the accounting for swap agreements, foreign currency transactions, net paydown losses, distributions paid in excess of taxable income and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$ (6,678,197)
Distributions in excess of net investment income	$ 2,126,697
Accumulated net realized loss	$ 4,551,500

The tax character of distributions paid during the fiscal years ended
December 31, 2010 and December 31, 2009 was as follows:

	12/31/10	12/31/09
Distributions paid from:
Ordinary income	$ 9,384,900	$ 3,097,770
Net long-term capital gains	—	11,777,088
Tax return of capital	2,167,679	1,826,941
	$ 11,552,579	$16,701,799

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Capital loss carryforwards*	$ (2,037,204)
Net unrealized losses**	(14,159,035)
Total	$ (16,196,239)

* As of December 31, 2010, the Fund had a net capital loss carryforward of
$2,037,204, which expires in 2017. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the tax deferral of losses on wash sales and realization for tax purposes of unrealized gains/losses on certain futures contracts and options.

Under the recently enacted Regulated Investment Company
Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involv-
ing the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 21

Notes to Financial Statements (concluded)

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mort-
gage and other asset-backed securities. Please see the Schedule of
Investments for these securities. Changes in economic conditions, includ-
ing delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

The Fund will make offers to repurchase its shares at approximately
12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

Changes in capital shares issued and outstanding, for the years ended
December 31, 2010 and December 31, 2009 were as follows:

	Year Ended December 31,
	2010	2009
Dividend reinvestment	31,913	99,869
Repurchase offer	(172,059)	(36,242)
Net increase (decrease)	(140,146)	63,627

8. Borrowings:

For the year ended December 31, 2010, the Fund's daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions was approximately $40,046,000 and the daily weighted average interest rate was 0.18%.

9. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the Fund's financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the amount of
$0.08 per share on January 10, 2011 to shareholders of record on
December 31, 2010.

22 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Enhanced Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Government Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-
lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of the securities owned as of
December 31, 2010, by correspondence with the custodian and brokers;
where replies were not received from brokers, we performed other audit-
ing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Enhanced Government Fund, Inc. as of December 31, 2010,
the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 28, 2011

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 23

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Enhanced Government Fund, Inc. for the tax-
able year ended December 31, 2010:

Interest-Related Dividends for Non-U.S Residents[1]
Months Paid:
January — December 2010	57.02%
Federal Obligation Interest[2]
Months Paid:
January — December 2010	10.43%

1 Represents the portion of the distributions eligible for exemption from US withholding tax for non resident aliens and foreign corporations.
2 The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.
We recommend that you consult your advisor to determine if any portion of the dividends you received is exempt from state income taxes.

24 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon
Shareowner Services (the “Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the
Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan
Agent, which serves as agent for the shareholders in administering the
Reinvestment Plan.

After the Fund declares a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’
accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95%
of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the
Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the rein-
vestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvest-
ment Plan. There is no direct service charge to participants in the
Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through BNY
Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment
Plan should be directed to the Plan Agent: BNY Mellon Shareowner
Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone:
(866) 216-0242.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 25

Officers and Directors

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The	99 RICs consisting of	Arch Chemical
55 East 52nd Street	of the Board	2007	Guardian Life Insurance Company of America since 1998; Trustee,	97 Portfolios	(chemical and
New York, NY 10055	and Director		Educational Testing Service from 1997 to 2009 and Chairman from		allied products)
1946			2005 to 2009: Senior Advisor, The Fremont Group since 2008 and
Director thereof since 1996; Adjunct Lecturer, Harvard University since
2007; President and Chief Executive Officer of The Conference Board, Inc.
(global business research organization) from 1995 to 2007.

Karen P. Robards	Vice Chair	Since	Partner of Robards & Company, LLC (financial advisory firm) since	99 RICs consisting of	AtriCure, Inc.
55 East 52nd Street	of the Board,	2004	1987; Co-founder and Director of the Cooke Center for Learning and	97 Portfolios	(medical devices)
New York, NY 10055	Chair of		Development, (a not-for-profit organization) since 1987; Director of
1950	the Audit		Care Investment Trust, Inc. (health care real estate investment trust)
	Committee		from 2007 to 2010; Director of Enable Medical Corp. from 1996 to
	and Director		2005; Investment Banker at Morgan Stanley from 1976 to 1987.
Frank J. Fabozzi	Director	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	99 RICs consisting of	None
55 East 52nd Street	and Member	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	97 Portfolios
New York, NY 10055	of the Audit		School of Management, since 2006; Adjunct Professor of Finance
1948	Committee		and Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting	99 RICs consisting of	The McClatchy
55 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from	97 Portfolios	Company
New York, NY 10055			2000 to 2008 and Trustee Emeritus thereof since 2008; Member		(publishing);
1941			of the Board of Partners Community Healthcare, Inc. from 2005		BellSouth (tele-
			to 2009; Member of the Corporation of Partners HealthCare since		communications);
			1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		Knight Ridder
			of the Visiting Committee to the Harvard University Art Museum		(publishing)
since 2003; Director, Catholic Charities of Boston since 2009.
James T. Flynn	Director	Since	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of	None
55 East 52nd Street	and Member	2004		97 Portfolios
New York, NY 10055	of the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC	99 RICs consisting of	BlackRock Kelso
55 East 52nd Street		2007	(scientific equipment) since 2000; Director of Delta Waterfowl	97 Portfolios	Capital Corp.
New York, NY 10055			Foundation since 2001; President and Chief Executive Officer		(business develop-
1942			VWR Scientific Products Corporation from 1990 to 1999.		ment company)

26 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Officers and Directors (continued)

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty	99 RICs consisting of	ADP (data and
55 East 52nd Street		2007	member since 1988; Co-Director, Columbia Business School’s	97 Portfolios	information services),
New York, NY 10055			Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council		KKR Financial
1958			of Economic Advisers under the President of the United States from		Corporation (finance),
			2001 to 2003; Chairman, Economic Policy Committee of the OECD		Metropolitan Life
			from 2001 to 2003.		Insurance Company
(insurance)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard	99 RICs consisting of	None
55 East 52nd Street	and Member	2004	Business School; Deputy Dean for Academic Affairs from 2006 to	97 Portfolios
New York, NY 10055	of the Audit		2010; Unit Head, Finance, Harvard Business School from 2005 to
1951	Committee		2006; Senior Associate Dean and Chairman of the MBA Program of
Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. At the February 12, 2011 Board meeting, the Board of Directors unanimously approved extending the mandatory retirement age for Terry Flynn by one additional year.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the
Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E.
Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl
Kester, 1995; and Karen P. Robards, 1998.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer,	169 RICs	None
55 East 52nd Street		2007	State Street Research & Management Company from 2000 to 2005;	consisting of
New York, NY 10055			Chairman of the Board of Trustees, State Street Research Mutual Funds	289 Portfolios
1945			from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	169 RICs	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	consisting of
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock	289 Portfolios
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until
December 31 of the year in which they turn 72.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 27

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2007[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of
New York, NY 10055	Executive		BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Brendan Kyne	Vice	Since	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
55 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Ira Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Director and Associate General Counsel of Barclays Global
55 East 52nd Street		2010	Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963

1 Officers of the Fund serve at the pleasure of the Board.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and Vice President from 2007 to 2009.

Investment Advisor	Custodian	Transfer Agent	Accounting Agent	Legal Counsel	Address of the Fund
BlackRock Advisors, LLC	State Street Bank	BNY Mellon	State Street Bank	Skadden, Arps, Slate,	100 Bellevue Parkway
Wilmington, DE 19809	and Trust Company	Shareowner Services	and Trust Company	Meagher & Flom LLP	Wilmington, DE 19809
	Boston, MA 02111	Jersey City, NJ 07310	Princeton, NJ 08540	New York, NY 10036
Sub-Advisor
BlackRock Financial			Independent
Management, Inc.			Registered Public
New York, NY 10055			Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Effective November 12, 2010, Ira Shapiro became Secretary of the Fund.

28 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect director nominees for
BlackRock Enhanced Government Fund, Inc. There were no broker non-votes with regard to the Fund.

Approved the Directors as follows:

Richard E. Cavanagh			Richard S. Davis			Frank J. Fabozzi		Kathleen F. Feldstein
Votes			Votes			Votes			Votes
Votes For Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
9,404,306 452,319	0	9,406,810	449,815	0	9,393,595	463,030	0	9,387,630	468,995	0
James T. Flynn			Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
Votes			Votes			Votes			Votes
Votes For Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
9,384,932 471,693	0	9,406,810	449,815	0	9,386,624	470,001	0	9,393,595	463,030	0
W. Carl Kester			Karen P. Robards
Votes			Votes
Votes For Withheld	Abstain	Votes For	Withheld	Abstain
9,387,870 468,755	0	9,404,304	452,321	0

Fund Certification

The Fund is listed for trading on the New York Stock Exchange (“NYSE”)
and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Fundamental Periodic Repurchase Policy

The Board approved a fundamental policy whereby the Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the
1940 Act. As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all
Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between
5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be
14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request
deadline and the next repurchase pricing date will be 14 days;
provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in
Rule 23c-3.

During the fiscal year ended December 31, 2010, the Fund conducted repurchase offer for its shares, pursuant to Rule 23c-3 under the 1940
Act as summarized in the following table:

Number of	Amount of	Number of
Repurchase Offers	Repurchase Offer	Shares Tendered
1	$587,531	172,059

For additional information, see Note 7 in the Notes to Financial
Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 29

Additional Information (continued)

General Information

The Fund does not make available copies of its Statement of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s invest-
ment objectives or policies or to the Fund’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Secu-
rities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Informa-
tion on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441 7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.black-
rock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

30 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2010
	Total Fiscal Year-to-Date Cumulative					Percentage of Fiscal Year-to-Date
		Distributions by Character				Cumulative Distributions by Character
	Net	Net		Total Per	Net	Net		Total Per
	Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share
EGF	$0.682624	—	$0.302376	$0.985000	69%	0%	31%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribu tion may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with
‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2010 31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report

should not be considered a representation of future per-

formance. Statements and other information herein are

as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable
(the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof.
Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms.
Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms.
Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms.
Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section
11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Enhanced
Government Fund,	$35,700	$35,700	$0	$0	$6,100	$6,100	$0	$1,028
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the
Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-
approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Enhanced
Government Fund, Inc.	$16,877	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of
1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – The board of directors has delegated the voting of proxies for the Fund securities to the
Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the
Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee,
or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment
Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department and
concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the
Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2010.

(a)(1) The Fund is managed by a team of investment professionals comprised of Stuart Spodek,
Managing Director at BlackRock and Thomas Musmanno, Managing Director at BlackRock.
Each is a member of BlackRock’s Fundamental Fixed Income group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Spodek and Musmanno have been members of the registrant’s portfolio management team since 2006 and 2009, respectively.

Portfolio Manager	Biography
Stuart Spodek	Managing Director of BlackRock, Inc. since 2002; Co-head of US
Fixed Income within BlackRock's Fixed Income Portfolio
Management Group since 2007.
Thomas Musmanno	Managing Director of BlackRock, Inc. since 2010; Director of
BlackRock, Inc. from 2006 to 2009; Director of Merrill Lynch
Investment Managers, L.P. from 2004 to 2006.

(a)(2) As of December 31, 2010:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Stuart Spodek	11	11	56	0	3	1
	$2.81 Billion	$3.20 Billion	$16.20 Billion	$0	$1.65 Billion	$100.9 Million
Thomas Musmanno	6	8	59	0	2	0
	$3.22 Billion	$1.87 Billion	$17.04 Billion	$0	$881.5 Million	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. (individually and together with its affiliates, “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’)
officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Spodek and
Musmanno currently manage certain accounts that are subject to performance fees. In addition, Mr.
Spodek assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.
When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.
Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-
based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and
Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of
BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.
BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Applicable Benchmarks
Stuart Spodek	A combination of market-based indices (e.g., Citigroup 1-Year Treasury
Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global
Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno	A combination of market-based indices (e.g., Citigroup 1-Year Treasury
Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch
Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-
year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock,
Inc. common stock. Mr. Spodek has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Spodek and Musmanno have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the
BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan
(ESPP). The employer contribution components of the RSP include a company match equal to 50%
of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Stuart Spodek	None
Thomas Musmanno	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of	Price Paid per	Shares Purchased as Part	Shares that May Yet Be
	Shares	Share	of Publicly Announced	Purchased Under the Plans
	Purchased		Plans or Programs	or Programs
July 1-31, 2010	N/A	N/A	N/A	N/A
August 1-31, 2010	N/A	N/A	N/A	N/A
September 1-30, 2010	N/A	N/A	N/A	N/A
October 1-31, 2010	N/A	N/A	N/A	N/A
November 1-30, 2010	N/A	N/A	N/A	N/A
December 1-31, 2010	172,059	$16.49 [1]	172,059[2]	0
Total:	172,059	$16.49 [1]	172,059[2]	0
[1] Subject to a repurchase fee of 2% of the net asset value per share.
2 On October 15, 2010, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was November 26, 2010. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 – Submission of Matters to a Vote of Security Holders – On September 17, 2010, the Board of
Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of September
17, 2010 and set forth, among other things, the processes and procedures that shareholders of the
Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the
Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with 1940 Act Section 19(a)
and Rule 19a-11

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section
19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 4, 2011